Exhibit 99.01

Excerpts from APPENDIX A to the Preliminary Official Statement

OG&E will be the seller of the securitization property and initial servicer on the bonds. OG&E is a regulated electric utility that generates, transmits, distributes and sells electric energy in Oklahoma and western Arkansas. OG&E is a corporation organized under the laws of the State of Oklahoma and is a wholly-owned subsidiary of OGE Energy. OGE Energy is a holding company with investments in energy and energy services providers offering physical delivery and related services for electricity in Oklahoma and western Arkansas and natural gas, crude oil and natural gas liquids across the U.S. The Bonds do not constitute a debt, liability or other legal obligation of OG&E, OGE Energy or any of their Affiliates.

OG&E's rates are subject to regulation by the Oklahoma Corporation Commission (the "Commission"), the Arkansas Public Service Commission and the Federal Energy Regulatory Commission.

OG&E is the largest electric utility in Oklahoma. OG&E's current service territory covers approximately 30,000 square miles in Oklahoma and western Arkansas and, as of December 31, 2021, supplies electric service to approximately 879,000 customers.

Customer Base and Energy Consumption

The following tables show the electricity usage billed to OG&E customers in the State of Oklahoma (the "Customers"), electric billed revenues for Customers and number of Customers for each revenue-reporting customer class for the five preceding years within Oklahoma. There can be no assurances that the retail electricity sales, retail electric revenues and number of retail Customers or the composition of any of the foregoing will remain at or near the levels reflected in the following tables.

Energy Usage (As Measured by MWh) by Customer Class and Percentage Composition in Oklahoma*

Customer Class	2017		2018		2019		2020		2021
Residential	8,162,274	34.42%	8,960,549	35.26%	8,962,631	34.80%	8,694,846	35.40%	8,908,131	35.41%
Commercial	6,809,774	28.71	7,329,888	28.85	6,463,937	25.10	5,703,393	23.22	6,107,746	24.28
Industrial	2,620,143	11.05	2,797,445	11.01	3,201,976	12.43	3,214,920	13.09	3,176,032	12.62
Oilfield	3,194,479	13.47	3,352,333	13.19	4,240,978	16.46	4,238,387	17.25	4,210,079	16.73
Public Authorities and Street lights	2,931,429	12.35	2,968,299	11.69	2,888,089	11.21	2,712,452	11.04	2,756,596	10.96

Total	23,718,099	100.00%	25,408,514	100.00%	25,757,612	100.00%	24,563,997	100.00%	25,158,584	100.00%

*Columns may not add due to rounding.

The Service Level of each Customer is determined by OG&E based on the nominal standard voltage of such Customer's connection to the OG&E electric transmission and distribution system. Securitization Charge allocations are based on the actual daily kWh usage for each Service Level for the period of emergency during Winter Storm Uri, February 7, 2021 to February 21, 2021; provided, however, that allocations for those Customers billed based on day-ahead pricing procedures are based on their baseline usage during such period. See "THE FINANCING ORDER - Tariff" in the Official Statement.

Energy Usage (As Measured by MWh) by Service Level and Percentage Composition in Oklahoma*

Service Level	2017		2018		2019		2020		2021
S/L 1	608,207	2.56%	818,363	3.22%	859,078	3.34%	805,909	3.28%	800,559	3.18%
S/L 2	4,334,409	18.27	4,769,689	18.77	5,021,368	19.49	4,920,100	20.03	4,915,069	19.54
S/L 3	1,911,245	8.06	1,908,162	7.51	1,986,925	7.71	1,759,575	7.16	1,863,227	7.41
S/L 4	563,593	2.38	609,295	2.40	582,918	2.26	562,723	2.29	498,670	1.98
S/L 5	16,300,646	68.73	17,303,006	68.10	17,307,323	67.19	16,515,690	67.24	17,081,059	67.89
Total	23,718,099	100.00%	25,408,514	100.00%	25,757,612	100.00%	24,563,997	100.00%	25,158,584	100.00%

*Columns may not add due to rounding.

Exhibit 99.01
Energy Usage (As Measured by MWh) by Service Level and Percentage Composition in Oklahoma*

Service Level/Customer Class	2017		2018		2019		2020		2021
S/L 1	608,207	2.56%	818,363	3.22%	859,078	3.34%	805,909	3.28%	800,559	3.18%
Commercial	50,111	8.24	92,879	11.35	108,738	12.66	39,132	4.86	48,302	6.03
Industrial	64,956	10.68	85,436	10.44	112,421	13.09	122,756	15.23	120,517	15.05
Oil Field	173,339	28.50	170,114	20.79	261,461	30.44	292,773	36.33	280,499	35.04
Public Authorities and Street lights	319,801	52.58	469,935	57.42	376,458	43.82	351,249	43.58	351,242	43.87
S/L 2	4,334,409	18.27	4,769,689	18.77	5,021,368	19.49	4,920,100	20.03	4,915,069	19.54
Commercial	617,460	14.25	873,309	18.31	264,092	5.26	46,272	0.94	50,364	1.02
Industrial	1,203,897	27.78	1,393,165	29.21	1,675,201	33.36	1,718,950	34.94	1,760,302	35.81
Oil Field	1,904,137	43.93	2,014,960	42.25	2,564,943	51.08	2,621,638	53.28	2,613,095	53.16
Public Authorities and Street lights	608,916	14.05	488,255	10.24	517,132	10.30	533,239	10.84	491,308	10.00
S/L 3	1,911,245	8.06	1,908,162	7.51	1,986,925	7.71	1,759,575	7.16	1,863,227	7.41
Commercial	450,456	23.57	443,161	23.22	434,776	21.88	312,567	17.76	335,316	18.00
Industrial	441,065	23.08	433,335	22.71	437,330	22.01	417,591	23.73	426,243	22.88
Oil Field	736,335	38.53	761,652	39.92	844,784	42.52	782,412	44.47	819,374	43.98
Public Authorities and Street lights	283,389	14.83	270,013	14.15	270,035	13.59	247,005	14.04	282,295	15.15
S/L 4	563,593	2.38	609,295	2.40	582,918	2.26	562,723	2.29	498,670	1.98
Commercial	132,832	23.57	173,774	28.52	43,588	7.48	41,528	7.38	45,087	9.04
Industrial	191,501	33.98	164,265	26.96	179,339	30.77	185,481	32.96	121,126	24.29
Oil Field	70,663	12.54	95,401	15.66	191,907	32.92	180,374	32.05	173,126	34.72
Public Authorities and Street lights	168,597	29.91	175,856	28.86	168,083	28.83	155,341	27.61	159,331	31.95
S/L 5	16,300,646	68.73	17,303,006	68.10	17,307,323	67.19	16,515,690	67.24	17,081,059	67.89
Residential	8,162,274	50.07	8,960,549	51.79	8,962,632	51.79	8,694,845	52.65	8,908,131	52.15
Commercial	5,558,916	34.10	5,746,765	33.21	5,612,743	32.43	5,263,895	31.87	5,628,678	32.95
Industrial	718,725	4.41	721,245	4.17	797,685	4.61	770,142	4.66	747,844	4.38
Oil Field	310,005	1.90	310,206	1.79	377,882	2.18	361,191	2.19	323,985	1.90
Public Authorities and Street lights	1,550,726	9.51	1,564,240	9.04	1,556,382	8.99	1,425,617	8.63	1,472,420	8.62
Total	23,718,099	100%	25,408,514	100%	25,757,612	100%	24,563,997	100%	25,158,584	100%

*Columns may not add due to rounding.

Exhibit 99.01

Revenues by Customer Class Percentage Composition in Oklahoma (Dollars in millions)*

Customer Class	2017		2018		2019		2020		2021
Residential	$849.97	44.71%	$870.82	45.33%	$819.42	45.32%	$816.49	46.14%	$856.28	45.73%
Commercial	540.43	28.43	551.49	28.70	473.96	26.21	443.20	25.05	485.54	25.93
Industrial	150.60	7.92	149.30	7.77	154.59	8.55	155.97	8.81	159.48	8.52
Oilfield	160.73	8.46	152.58	7.94	179.49	9.92	182.90	10.34	187.21	10.00
Public Authorities and Street lights	199.11	10.48	197.09	10.26	180.74	10.00	170.84	9.66	184.07	9.82

Total	$1,900.83	100.00%	$1,921.27	100.00%	$1,808.20	100.00%	$1,769.41	100.00%	$1,872.57	100.00%

*Columns may not add due to rounding.

Number of Customers and Percentage Composition in Oklahoma as of December 31 of the Year Shown Below*

Customer Class	2017		2018		2019		2020		2021
Residential	663,754	85.65%	669,401	85.60%	675,375	85.49%	683,034	85.51%	691,891	85.34%
Commercial	86,871	11.21	88,360	11.30	89,211	11.29	90,732	11.36	93,785	11.57
Industrial	2,454	0.32	2,436	0.31	2,595	0.33	2,366	0.30	2,258	0.28
Oilfield	6,380	0.82	6,351	0.81	7,017	0.89	6,769	0.85	6,752	0.83
Public Authorities and Street lights	15,472	2.00	15,496	1.98	15,758	2.00	15,883	1.98	16,028	1.98

Total	774,931	100.00%	782,044	100.00%	789,956	100.00%	798,784	100.00%	810,714	100.00%

*Columns may not add due to rounding.

Percentage Concentration Within Large Commercial Customers

For the year ended December 31, 2021, the ten largest Customers represented approximately 13.0% of total energy usage in Oklahoma and approximately 6.9% of OG&E's total revenues in Oklahoma. All ten Customers are industrial and oilfield class accounts. There are no material concentrations in the residential and commercial classes.

Credit Policy

OG&E's current business practice requires new business customers to provide a security deposit in the form of cash, bond or irrevocable letter of credit that is refunded when the account is closed. New residential customers whose outside credit scores indicate an elevated risk are required to provide a security deposit that is refunded based on customer protection rules promulgated by the Commission. The payment behavior of all existing customers is continuously monitored, and, if the payment behavior indicates sufficient risk within the meaning of the applicable utility regulation, customers will be required to provide a security deposit.

Billing Process

OG&E bills its Customers on average every 30 days. For the year ended December 31, 2021, OG&E mailed out an average of 42,000 bills on each business day to its Customers. For accounts with potential billing error exceptions, reports are generated for manual review. This review examines accounts that have abnormally high or low bills, potential meter-reading errors, possible meter malfunctions and/or unbilled accounts.

Collection, Termination of Service and Write-Off Policy

For the year ended December 31, 2021, OG&E received approximately 22% of its total bill payments via U.S. mail and approximately 78% of its total bill payments via electronic payments. Bills are due 21 calendar days after the issue date at which time they are considered delinquent. Delinquent customers are sent a notice to encourage payment within 10 days and accounts become eligible for disconnect after the passage of these 10 days. For the year ended December 31, 2021, approximately 2% of total billed retail revenue became eligible for disconnect and 25% of those eligible were disconnected. Approximately 90% of accounts disconnected for nonpayment ultimately make full payment and have service restored.

Exhibit 99.01

If service is terminated, the customer is required to pay all past due amounts as well as a $21 reconnection fee in order to resume service as of the date of this official statement. After service termination due to non-payment a final bill including all unpaid amounts and net of deposits paid is issued within 10 business days. After service termination by customer request, a final bill including all unpaid amounts and net of deposits paid is issued the following business day. Unpaid final bills are written off approximately 180 days after the final bill is issued. Amounts written off are assigned to outside collection agencies and are reported to all three credit reporting agencies. Dollars recovered are netted against actual write-offs.

OG&E may change its credit, billing, collections and termination/restoration of service policies and procedures from time to time. It is expected that any such changes would be designed to enhance OG&E's ability to bill and collect customer charges on a timely basis.

Annual Forecast Variance

The following table sets forth information related to annual forecast variance for ultimate electric delivery in Oklahoma for the past five years. Variances between actual sales and forecasted sales can be caused by a number of factors, though the primary drivers are unexpected extreme temperatures, which can cause actual sales volumes to be higher or unexpected mild temperatures, which can cause actual sales volumes to be lower. For 2020 and 2021, the primary driver of variances between the forecast and actual sales volumes is changes in behavior in response to COVID.

Annual Forecast Variance For Ultimate Electric Delivery in Oklahoma (MWh)

	2017	2018	2019	2020	2021
S/L 1
Forecast MWh	668,912	638,920	797,648	860,041	858,415
Weather Normalized Actuals MWh	675,960	750,557	857,790	795,806	811,509
Variance (%)	1.1%	17.5%	7.5%	-7.5%	-5.5%

S/L 2
Forecast MWh	4,225,167	4,594,197	5,281,492	5,058,791	5,034,069
Weather Normalized Actuals MWh	4,266,485	4,836,345	5,026,112	4,904,643	4,926,382
Variance (%)	1.0%	5.3%	-4.8%	-3.0%	-2.1%

S/L 3
Forecast MWh	1,890,209	1,898,373	1,636,513	2,039,978	1,916,903
Weather Normalized Actuals MWh	1,919,267	1,912,686	1,946,601	1,763,417	1,866,761
Variance (%)	1.5%	0.8%	18.9%	-13.6%	-2.6%

S/L 4
Forecast MWh	574,959	561,924	535,054	572,847	545,964
Weather Normalized Actuals MWh	556,010	602,578	622,397	561,943	498,670
Variance (%)	-3.3%	7.2%	16.3%	-1.9%	-8.7%

S/L 5
Forecast MWh	17,374,162	17,207,720	17,287,205	17,302,033	17,167,836
Weather Normalized Actuals MWh	16,560,629	16,945,292	17,049,119	16,748,859	17,278,746
Variance (%)	-4.7%	-1.5%	-1.4%	-3.2%	0.6%

Total
Forecast MWh	24,733,409	24,901,134	25,537,912	25,833,690	25,523,187
Weather Normalized Actuals MWh	23,978,353	25,047,461	25,502,021	24,774,670	25,382,069
Variance (%)	-3.1%	0.6%	-0.1%	-4.1%	-0.6%

Exhibit 99.01
Write-off and Delinquency Experience

The following tables set forth information relating to OG&E's billed revenues and write-off experience for the past five years, as noted for either Customers or total company. Such historical information is presented because OG&E's actual experience with respect to write-offs and delinquencies may be indicative of its future experience, which will affect the timing of WEC Collections. OG&E does not expect, but there can be no certainty, that the delinquency or write-off experience with respect to WEC Collections will differ substantially from the rates indicated. Write-off and delinquency data is affected by factors such as the overall economy, weather and changes in collection practices. The net write-off and delinquency experience is expected, but there can be no certainty, to be similar to OG&E's previous experience.

The following table shows OG&E revenues in Oklahoma for the past five calendar years for each customer class.

Billed Revenue by Customer Class in Oklahoma (Dollars in millions)*

Customer Class	2017	2018	2019	2020	2021
Residential	$849.97	$870.82	$819.42	$816.49	$856.28
Commercial	540.43	551.49	473.96	443.20	485.54
Industrial	150.60	149.30	154.59	155.97	159.48
Oilfield	160.73	152.58	179.49	182.90	187.21
Public Authorities and Street lights	199.11	197.09	180.74	170.84	184.07
Total	$1,900.83	$1,921.27	$1,808.20	$1,769.41	$1,872.57

'* Numbers not exact due to rounding

The following table shows gross write-offs for electricity and gross write-offs as a percentage of total billed revenue for the past five years in Oklahoma.

Gross Write-Offs as a Percentage of Revenues in Oklahoma*

	As of December 31,
	2017	2018	2019	2020	2021
Billed Electric Revenues ($000)	$1,900,835	$1,921,274	$1,808,199	$1,769,407	$1,872,565
Gross Write-Offs ($000)	$5,520	$6,304	$5,387	$5,013	$6,030
Percentage of Billed Revenue	0.29%	0.33%	0.30%	0.28%	0.32%

'* Numbers not exact due to rounding.

The following table shows total OG&E net write-offs and total net write-offs as a percentage of total electric billed revenue for the past five years in Oklahoma. Net write-offs include amounts recovered by OG&E from deposits, bankruptcy proceedings and payments received after an account has been either written-off by OG&E or transferred to one of its external collection agencies.

Net Write-Offs as a Percentage of Revenues in Oklahoma*

	As of December 31,
	2017	2018	2019	2020	2021
Billed Electric Revenues ($000)	$1,900,835	$1,921,274	$1,808,199	$1,769,407	$1,872,565
Net Write-Offs ($000)	$2,285	$3,560	$2,695	$2,086	$3,066
Percentage of Billed Revenue	0.12%	0.19%	0.15%	0.12%	0.16%

'* Numbers not exact due to rounding.

Exhibit 99.01
Delinquencies

The following table sets forth information relating to the delinquency experience of OG&E for residential, commercial, industrial, oilfield and public authorities and street lights as of December 31 of each of the five preceding years.

Customer Delinquency Data*

Delinquencies as Percentage of Total Billed Revenues / Average Days Outstanding	2017	2018	2019	2020	2021
30-59 days	3.4%	2.7%	2.8%	5.6%	5.1%
60-89 days	2.2	2.0	2.1	2.3	3.3
90 days or more	3.4	2.5	3.4	7.3	5.9
Total	9.0%	7.2%	8.3%	15.2%	14.3%
Average Days Outstanding	25.7	25.6	25.1	26.5	26.7

'* Delinquency calculations are based on arrears, revenue, and write-off data provided by OG&E.

Where to Find Additional Information About OG&E and OGE Energy. OGE Energy files periodic reports with the SEC as required by the Exchange Act. Reports filed with the SEC are available for inspection without charge at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of periodic reports and exhibits thereto may be obtained at the above location at prescribed rates. Information as to the operation of the public reference facilities is available by calling the SEC at 1-800-SEC-0330. Information filed with the SEC can also be inspected at the SEC's website, http://www.sec.gov. OGE Energy's filings are accessible at http://www.oge.com. Information on OGE Energy's website or filed with the SEC is not incorporated by reference into this Appendix A.